Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2006

OneBeacon Insurance Group, Ltd.

Addresses:	601 Carlson Parkway, Minnetonka, Minnesota 55305 (Executive Offices)
1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)
1 Beacon Street, Boston, MA 02108 (former U.S. Headquarters)

Internet address:	www.onebeacon.com

Financial Goals	Insurance Financial Strength Ratings
- GAAP combined ratio: 95 - 96%		A.M. Best	S&P	Fitch	Moody’s
- Operating ROAE: 13 - 15%	OneBeacon
- Growth in book value per share: 15 - 16%	Insurance Company	A	A	A	A2
- Dividend yield: 3.0 - 3.5%
- Debt to total capital: 30% or lower	Other Ratings
- Solid/Stable “A” financial strength ratings	Senior debt	bbb	BBB	BBB	Baa2

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Frederick J. Turcotte
Shareowner Services	Vice President
161 North Concord Exchange	Investor Relations
South St. Paul, MN 55075-1139	617-725-7136
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s Prospectus dated November 8, 2006 and the Company’s 2006 Form 10-K.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv
Consolidated Results
Consolidated Financial Results	C-1
Consolidated Statements of Income and Comprehensive Income	C-2
Consolidating Statements of Operations
For Twelve Months Ended December 31, 2005 and 2006	C-3
For Three Months Ended December 31, 2005 and 2006	C-4
Adjusted Comprehensive Net Income, Net Income and Operating Income	C-5
Consolidated Balance Sheets
As of December 31, 2005 and December 31, 2006	C-6
Computation of Return on Equity Measures	C-7
Book Value and Adjusted Book Value Per Common Share	C-8
Capital Structure	C-9
Primary Insurance Operations
Primary Insurance Operations Results	PIO-1
Underwriting Results	PIO-2
Underwriting Results by Unit
For Twelve Months Ended December 31, 2006	PIO-3
For Three Months Ended December 31, 2006	PIO-4
Specialty Lines
Underwriting Results	PIO-5
Premiums	PIO-6
Statistical Premium Information	PIO-7
Commercial Lines
Underwriting Results	PIO-8
Premiums	PIO-9
Statistical Premium Information	PIO-10
Personal Lines
Underwriting Results	PIO-11
Premiums	PIO-12
Statistical Premium Information	PIO-13
Other Segments
Affiliate Quota Shares Results	OS-1
Other Operations Results	OS-2
Investments
Consolidated - Investment Earnings Pre-tax	I-1
Consolidated - Composition of Invested Assets	I-2

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

-

Consolidated results include Primary Insurance Operations, Affiliate Quota Shares and Other Operations. The Primary Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Affiliate Quota Shares segment includes two quota share reinsurance arrangements with subsidiaries of White Mountains (Esurance and Sirius), which we entered into primarily for White Mountains’ capital management purposes. During the fourth quarter of 2006, these quota share reinsurance agreements were commuted. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

-	Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Primary Insurance Operations segment.
-

The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

-	NM - Not meaningful

Non-GAAP Financial Measures

-

This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s Prospectus dated November 8, 2006, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that will be redeemed in 2007 and $300 million of preferred stock that will be redeemed in May of 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

-

Adjusted book value per common share is a non-GAAP financial measure which is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from book value per common share, the most closely comparable GAAP measure. For the reason stated above, management believes that adjusted book value per common share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share is included on page C-8.

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

-

Adjusted comprehensive net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income to adjusted comprehensive net income is included on page C-5.

-

Operating income or loss is a non-GAAP financial measure that excludes net realized investment gains or losses and the related tax effect from net income or loss.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that net realized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income or loss to operating income or loss is included on page C-5.

-

Adjusted operating income or loss is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income or loss (a non-GAAP financial measure described above).  Management believes that adjusted operating income or loss is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income or loss to adjusted operating income or loss is included on page C-5.

-

Adjusted operating income or loss per share is calculated by dividing adjusted operating income or loss (a non-GAAP financial measure described above) by the number of common shares outstanding.  Management believes that adjusted operating income or loss per share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income or loss to adjusted operating income or loss is included on page C-5. The calculation of adjusted operating income or loss per share is also included on page C-5.

-

Average adjusted common shareholders’ equity, which is used in calculating adjusted comprehensive returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity, the most closely comparable GAAP measure. The reconciliation of common shareholders’ equity to adjusted common shareholders’ equity is included on page C-7.

-

Comprehensive return on average common shareholders’ equity is calculated by dividing comprehensive net income by average common shareholders’ equity. Management believes that comprehensive return on average common shareholders’ equity provides investors with a valuable alternative measure of the Company’s earnings and profitability. The calculation of comprehensive return on average common shareholders’ equity is included on page C-7.

-

Adjusted comprehensive return on average adjusted common shareholders’ equity is calculated by dividing adjusted comprehensive net income (a non-GAAP financial measure described above) by average adjusted common shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted common shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted common shareholders’ equity is included on page C-7.

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

-

Average common shareholders’ equity excluding accumulated other comprehensive income items (AOCI), which is used in calculating operating returns, is derived by excluding AOCI from common shareholders’ equity, the most closely comparable GAAP measure. Management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses which may be heavily influenced by investment market conditions when analyzing certain performance measures. The reconciliation of common shareholders’ equity to common shareholders’ equity excluding AOCI is included on page C-7.

-

Average adjusted common shareholders’ equity excluding AOCI, which is used in calculating adjusted operating returns, is derived by excluding AOCI and the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures. The reconciliation of common shareholders’ equity, the most closely comparable GAAP measure, to adjusted common shareholders’ equity excluding AOCI is included on page C-7.

-

Operating return on average common shareholders’ equity excluding AOCI is calculated by dividing operating income (a non-GAAP financial measure described above) by average adjusted common shareholders’ equity excluding AOCI (a non-GAAP financial measure described above). Management believes that operating return on average common shareholders’ equity excluding AOCI provides investors with a valuable alternative measure of the Company’s operating performance for the same reasons that it believes that operating income or loss and operating income or loss per share are meaningful alternative measures of the Company’s performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of operating return on average common shareholders’ equity excluding AOCI is included on page C-7.

-

Adjusted operating return on average common shareholders’ equity excluding AOCI is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by average adjusted common shareholders’ equity excluding AOCI (a non-GAAP financial measure described above). For the reason stated above, management believes that adjusted operating return on average common shareholders’ equity excluding AOCI is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average common shareholders’ equity excluding AOCI is included on page C-7.

-

Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages PIO-2, PIO-3, PIO-4, PIO-5, PIO-8 and PIO-11.

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

 (in millions, except per share amounts)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Highlights
Adjusted comprehensive net income (see C-5)	$9.8	$46.6	$75.6	$109.1	$101.5	NM	$140.2	$332.9	137.4%
Adjusted net income (see C-5)	28.5	45.1	104.7	87.7	66.3	133%	285.0	303.9	6.6%
Adjusted operating income (see C-5)	44.5	26.9	77.7	64.7	28.2	-37%	204.9	197.6	-3.6%

Per Share Amounts [1]
Book value per share (see C-8)							$15.60	$17.77	13.9%
Adjusted book value per share (see C-8)							$14.74	$17.20	16.7%
Adjusted operating income per share (basic & diluted) (see C-5)	$0.45	$0.27	$0.78	$0.65	$0.28	-37%	$2.05	$1.98	-3.4%
Weighted average common shares outstanding (basic & diluted)	100.0	100.0	100.0	100.0	100.0	—	100.0	100.0	—

Financial Ratios						Point Change			Point Change
Adjusted comprehensive return on average equity (see C-7)								20.8%
Adjusted operating return on average equity excluding AOCI (see C-7)								13.9%
GAAP ratios (Primary Insurance Operations):
Loss ratio	68.7%	63.3%	60.9%	59.3%	59.5%	9.2	67.2%	60.7%	6.5
Expense ratio	25.2%	35.4%	33.1%	35.1%	38.8%	(13.6)	31.4%	35.6%	(4.2)
Total combined ratio	93.9%	98.7%	94.0%	94.4%	98.3%	(4.4)	98.6%	96.3%	2.3

Balance Sheet									Change
Total investments							$4,764.5	$5,212.7	9.4%
Total common shareholders’ equity							$1,560.0	$1,777.2	13.9%

Ratio of debt to total capital, net of defeasance (see C-9)							32.3%	29.9%	2.4	pt

[1]             Per share amounts have been determined assuming that the common shares were outstanding for the quarterly periods December 31, 2005 through December 31, 2006 and years ended 2005 and 2006.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Income and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change

Earned premiums	$521.3	$506.8	$531.9	$551.3	$485.9	-7%	$2,012.7	$2,075.9	3%

Net investment income	49.5	46.2	53.0	49.2	43.4	-12%	236.8	191.8	-19%
Net realized investment gains (losses)	(24.6)	28.0	41.6	35.4	58.6	NM	123.2	163.6	33%
Net other revenues (expenses)	3.9	5.5	6.3	36.6	(9.6)	NM	24.1	38.8	61%
Total revenues	550.1	586.5	632.8	672.5	578.3	5%	2,396.8	2,470.1	3%

Loss and LAE	374.1	337.7	338.4	318.5	289.0	-23%	1,390.4	1,283.6	-8%
Policy acquisition expenses	93.7	87.5	85.4	124.5	82.5	-12%	349.3	379.9	9%
Other underwriting expenses	34.4	83.9	86.0	84.0	106.2	209%	263.4	360.1	37%
General and administrative expenses	(2.4)	4.6	1.9	5.1	3.7	NM	8.4	15.3	82%
Accretion of fair value adjustment to loss and LAE reserves	6.5	5.7	5.8	5.8	5.7	-12%	26.0	23.0	-12%
Interest expense on debt	11.1	11.3	11.5	12.0	10.8	-3%	44.1	45.5
Interest expense—dividends and accretion on preferred stock subject to mandatory redemption	13.6	14.0	14.4	14.8	15.3	13%	52.4	58.6	12%
Total expenses	531.0	544.7	543.4	564.7	513.2	-3%	2,134.0	2,166.0	2%

Pre-tax earnings from continuing operations	19.1	41.8	89.4	107.8	65.1	241%	262.8	304.1	16%
Income tax provision	(2.8)	(11.7)	(8.7)	(34.1)	(14.4)	NM	(82.1)	(68.9)	NM

Income from continuing operations before minority interest and equity in earnings of unconsolidated affiliate	16.3	30.1	80.7	73.7	50.7	211%	180.7	235.2	30%
Equity in earnings of unconsolidated affiliate	(1.6)	2.2	8.0	(1.6)	1.7	NM	5.6	10.3	84%
Income from continuing operations	14.7	32.3	88.7	72.1	52.4	256%	186.3	245.5	32%
Income (loss) from discontinued operations	1.6	(1.2)	1.6	0.8	—	-100%	25.2	1.2	-95%
Gain (loss) from sale of discontinued operations, net of tax	(1.4)	—	—	—	—	-100%	21.1	—	-100%
Net income	14.9	31.1	90.3	72.9	52.4	252%	232.6	246.7	6%
Other comprehensive income (loss)	(18.7)	1.5	(29.1)	21.4	35.2	NM	(144.8)	29.0	NM
Comprehensive net income (loss)	$(3.8)	$32.6	$61.2	$94.3	$87.6	NM	$87.8	$275.7	214%

OneBeacon Insurance Group, Ltd.
Consolidating Statements of Operations
Twelve Months Ended December 31, 2005 and 2006
($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares [1]		Other Operations		Consolidated
	2005	2006	2005	2006	2005	2006	2005	2006
Earned premiums	$1,988.2	$1,944.0	$24.5	$131.9	$—	$—	$2,012.7	$2,075.9

Net investment income	232.5	182.3	—	—	4.3	9.5	236.8	191.8
Net realized investment gains (losses)	124.2	165.3	—	—	(1.0)	(1.7)	123.2	163.6
Net other revenues (expenses)	14.7	21.8	—	—	9.4	17.0	24.1	38.8
Total revenues	2,359.6	2,313.4	24.5	131.9	12.7	24.8	2,396.8	2,470.1

Loss and LAE	1,335.6	1,180.3	54.8	103.3	—	—	1,390.4	1,283.6
Policy acquisition expenses	360.5	332.3	(11.2)	47.6	—	—	349.3	379.9
Other underwriting expenses	263.4	360.1	—	—	—	—	263.4	360.1
General and administrative expenses	1.1	3.3	—	—	7.3	12.0	8.4	15.3
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	26.0	23.0	26.0	23.0
Interest expense on debt	1.4	2.9	—	—	42.7	42.6	44.1	45.5
Interest expense—dividends and accretion on preferred stock	—	—	—	—	52.4	58.6	52.4	58.6
Total expenses	1,962.0	1,878.9	43.6	150.9	128.4	136.2	2,134.0	2,166.0

Pre-tax earnings from continuing operations	$397.6	$434.5	$(19.1)	$(19.0)	$(115.7)	$(111.4)	$262.8	$304.1

[1]             Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended December 31, 2005 and 2006

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares [1]		Other Operations		Consolidated
	2005	2006	2005	2006	2005	2006	2005	2006
Earned premiums	$496.4	$485.9	$24.9	$—	$—	$—	$521.3	$485.9

Net investment income	47.5	40.2	—	—	2.0	3.2	49.5	43.4
Net realized investment gains (losses)	(24.1)	59.8	—	—	(0.5)	(1.2)	(24.6)	58.6
Net other revenues (expenses)	0.9	(13.4)	—	—	3.0	3.8	3.9	(9.6)
Total revenues	520.7	572.5	24.9	—	4.5	5.8	550.1	578.3

Loss and LAE	341.1	289.0	33.0	—	—	—	374.1	289.0
Policy acquisition expenses	90.6	82.5	3.1	—	—	—	93.7	82.5
Other underwriting expenses	34.4	106.2	—	—	—	—	34.4	106.2
General and administrative expenses	0.4	1.1	—	—	(2.8)	2.6	(2.4)	3.7
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	6.5	5.7	6.5	5.7
Interest expense on debt	0.3	0.1	—	—	10.8	10.7	11.1	10.8
Interest expense - dividends and accretion on preferred stock	—	—	—	—	13.6	15.3	13.6	15.3
Total expenses	466.8	478.9	36.1	—	28.1	34.3	531.0	513.2

Pre-tax earnings from continuing operations	$53.9	$93.6	$(11.2)	$—	$(23.6)	$(28.5)	$19.1	$65.1

[1]             Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net Income, Net Income and Operating Income

(in millions, except per share amounts)

	Three Months Ended					Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended Dec 31,
	2005	2006	2006	2006	2006	2005	2006
Comprehensive net income	$(3.8)	$32.6	$61.2	$94.3	$87.6	$87.8	$275.7
Adjusting items [1]	13.6	14.0	14.4	14.8	13.9	52.4	57.2
Adjusted comprehensive net income	$9.8	$46.6	$75.6	$109.1	$101.5	$140.2	$332.9

Net income	$14.9	$31.1	$90.3	$72.9	$52.4	$232.6	$246.7
Adjusting items [1]	13.6	14.0	14.4	14.8	13.9	52.4	57.2
Adjusted net income	$28.5	$45.1	$104.7	$87.7	$66.3	$285.0	$303.9

Net income	$14.9	$31.1	$90.3	$72.9	$52.4	$232.6	$246.7
Less:
Net realized investment losses (gains)	24.6	(28.0)	(41.6)	(35.4)	(58.6)	(123.2)	(163.6)
Tax effect on net realized investment gains	(8.6)	9.8	14.6	12.4	20.5	43.1	57.3
Operating income	$30.9	$12.9	$63.3	$49.9	$14.3	$152.5	$140.4
Adjusting items [1]	13.6	14.0	14.4	14.8	13.9	52.4	57.2
Adjusted operating income	$44.5	$26.9	$77.7	$64.7	$28.2	$204.9	$197.6

Common shares outstanding	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Adjusted operating income per share	$0.45	$0.27	$0.78	$0.65	$0.28	$2.05	$1.98

[1]             Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

	Three Months Ended					Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended Dec 31,
	2005	2006	2006	2006	2006	2005	2006
Adjusting items:
Dividends on preferred stock	$7.6	$7.6	$7.6	$7.6	$7.6	$30.3	$30.3
Accretion on preferred stock	6.0	6.4	6.4	7.2	7.7	22.1	28.3
Earnings on defeasance, net of tax	—	—	—	—	(1.4)	—	(1.4)
Total adjusting items	$13.6	$14.0	$14.0	$14.8	$13.9	$52.4	$57.2

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2005 and 2006

($ in millions)

	Consolidated
	2005	2006	% Change
Available-for-sale investments
Fixed maturity investments	$3,690.4	$3,539.7	-4%
Common equity securities	591.3	737.1	25%
Short-term investments	207.6	319.0	54%
Held-to-maturity investments
Fixed maturity investments	—	305.0	NM
Short-term investments	—	33.8	NM
Other investments	275.2	278.1	1%
Total investments	4,764.5	5,212.7	9%

Cash	44.1	41.5	-6%
Reinsurance recoverable on paid and unpaid losses	3,145.2	2,875.0	-9%
Premiums receivable	605.1	517.1	-15%
Securities lending collateral	447.1	528.8	18%
Deferred acquisition costs	204.4	183.8	-10%
Intercompany debt receivable	76.6	—	-100%
Investment income accrued	46.2	34.8	-25%
Other assets	919.5	475.7	-48%
Total assets	$10,252.7	$9,869.4	-4%

Loss and LAE reserves	5,354.3	4,837.7	-10%
Unearned premiums	1,042.8	985.2	-6%
Debt	744.9	759.5	2%
Securities lending payable	447.1	528.8	18%
Preferred stock subject to mandatory redemption (redemption value $320.0)	234.0	262.3	12%
Other liabilities	869.6	718.7	-17%
Total liabilities	8,692.7	8,092.2	-7%

Common shares and paid-in surplus	1,169.8	1,115.9	-5%
Retained earnings	232.6	474.4	104%
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains on investments	163.1	173.1	6%
Net unrealized foreign currency translation gains (losses)	(1.6)	11.8	NM
Other comprehensive income (loss) items	(3.9)	2.0	NM
Total common shareholders’ equity	1,560.0	1,777.2	14%

Total liabilities and shareholders’ equity	$10,252.7	$9,869.4	-4%

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

Twelve Months
Ended
Dec 31, 2006
Numerator:
(A) Comprehensive net income	$275.7
(B) Adjusted comprehensive net income (see C-5)	332.9
(C) Operating income	140.4
(D) Adjusted operating income (see C-5)	197.6

	As of	As of
	Dec 31, 2005	Dec 31, 2006	Average
Denominator:
(E) Common shareholders’ equity	$1,560.0	$1,777.2	$1,668.6

Less: Accumulated other comprehensive income (AOCI)	(157.6)	(186.8)

(F) Common shareholders’ equity excluding AOCI	$1,402.4	$1,590.4	$1,496.4

Common shareholders’ equity	$1,560.0	$1,777.2

Less: Remaining adjustment of subsidiary preferred stock to face value	(86.0)	(57.7)

(G) Adjusted common shareholders’ equity	$1,474.0	$1,719.5	$1,596.8

Less: AOCI	(157.6)	(186.8)

(H) Adjusted common shareholders’ equity excluding AOCI	$1,316.4	$1,532.7	$1,424.6

Returns:
Comprehensive return on average common shareholders’ equity [ A / E ]	16.5%
Adjusted comprehensive return on average adjusted common shareholders’ equity [ B / G ]	20.8%

Operating return on average common shareholders’ equity excluding AOCI [ C / F ]	9.4%
Adjusted operating return on average adjusted common shareholders’ equity excluding AOCI [ D / H ]	13.9%

OneBeacon Insurance Group, Ltd.

Book Value and Adjusted Book Value Per Common Share

(in millions, except per share amounts)

	As of Dec 31,
	2005	2006
Numerator:
Common shareholders’ equity	$1,560.0	$1,777.2
Remaining adjustment of subsidiary preferred stock to face value	(86.0)	(57.7)
Adjusted common shareholders’ equity	$1,474.0	$1,719.5

Denominator:
Common shares outstanding [1]	100.0	100.0

Book value per common share	$15.60	$17.77

Adjusted book value per common share	$14.74	$17.20

[1]             On October 18, 2006, the Company executed a stock split and recapitalization that increased the common shares outstanding from 12 thousand to 100 million and reduced the par value from $1.00 to $0.01.  The stock split and recapitalization have been reflected retroactively in these financial statements for all periods presented.

OneBeacon Insurance Group, Ltd.
Capital Structure
($ in millions)

	As of Dec 31,
	2005	2006
Debt (including current portfolio)
Senior notes	$698.5	$698.7
Other debt	46.4	60.8
Total debt	744.9	759.5
Preferred stock subject to mandatory redemption	234.0	262.3
Total common shareholders’ equity	1,560.0	1,777.2
Total capitalization	$2,538.9	$2,799.0
Ratio of debt to total capital	29.3%	27.1%
Ratio of debt and preferred stock subject to mandatory redemption to total capital	38.6%	36.5%
Adjusted for defeasance of preferred stock:
Total debt (per above)	$744.9	$759.5
Preferred stock	—	—
Total common shareholders’ equity	1,560.0	1,777.2
Total capitalization adjusted for defeasance	$2,304.9	$2,536.7
Ratio of debt to total capital, net of defeasance	32.3%	29.9%

OneBeacon Insurance Group, Ltd.
Primary Insurance Operations Results
($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Net written premiums	$461.6	$474.4	$515.4	$536.2	$431.6	-6%	$1,988.6	$1,957.6	-2%

Earned premiums	496.4	480.1	485.3	492.7	485.9	-2%	1,988.2	1,944.0	-2%
Net investment income	47.5	43.2	50.6	48.3	40.2	-15%	232.5	182.3	-22%
Net realized investment gains (losses)	(24.1)	28.2	41.7	35.6	59.8	NM	124.2	165.3	33%
Net other revenues (expenses)	0.9	2.3	2.3	30.6	(13.4)	NM	14.7	21.8	48%
Total revenues	520.7	553.8	579.9	607.2	572.5	10%	2,359.6	2,313.4	-2%
Loss and LAE
Current year	276.5	299.6	275.9	290.2	291.7	5%	1,229.7	1,157.4	-6%
Prior year	64.6	4.1	19.8	1.7	(2.7)	NM	105.9	22.9	-78%
Total loss and LAE	341.1	303.7	295.7	291.9	289.0	-15%	1,335.6	1,180.3	-12%

Policy acquisition expenses	90.6	86.4	74.4	89.0	82.5	-9%	360.5	332.3	-8%
Other underwriting expenses	34.4	83.9	86.0	84.0	106.2	209%	263.4	360.1	37%
General and administrative expenses	0.4	0.7	0.9	0.6	1.1	175%	1.1	3.3	200%
Interest expense on debt	0.3	0.6	0.8	1.4	0.1	-67%	1.4	2.9	107%
Total expenses	466.8	475.3	457.8	466.9	478.9	3%	1,962.0	1,878.9	-4%
Pre-tax income	$53.9	$78.5	$122.1	$140.3	$93.6	74%	$397.6	$434.5	9%

PIO-1

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Net written premiums	$461.6	$474.4	$515.4	$536.2	$431.6	-6%	$1,988.6	$1,957.6	-2%
Earned premiums	496.4	480.1	485.3	492.7	485.9	-2%	1,988.2	1,944.0	-2%

Loss and LAE
Current year	276.5	299.6	275.9	290.2	291.7	5%	1,229.7	1,157.4	-6%
Prior year	64.6	4.1	19.8	1.7	(2.7)	NM	105.9	22.9	-78%
Total loss and LAE	341.1	303.7	295.7	291.9	289.0	-15%	1,335.6	1,180.3	-12%

Policy acquisition expenses	90.6	86.4	74.4	89.0	82.5	-9%	360.5	332.3	-8%
Other underwriting expenses	34.4	83.9	86.0	84.0	106.2	209%	263.4	360.1	37%
Total expenses	125.0	170.3	160.4	173.0	188.7	51%	623.9	692.4	11%

Underwriting income / (loss)	$30.3	$6.1	$29.2	$27.8	$8.2	-73%	$28.7	$71.3	148%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year	55.7%	62.4%	56.9%	58.9%	60.0%	(4.3)	61.9%	59.5%	2.4
Prior year	13.0%	0.9%	4.0%	0.3%	-0.5%	13.5	5.3%	1.2%	4.1
Total loss and LAE	68.7%	63.3%	60.9%	59.2%	59.5%	9.2	67.2%	60.7%	6.5

Policy acquisition expenses	18.3%	18.0%	15.4%	18.1%	17.0%	1.3	18.2%	17.1%	1.1
Other underwriting expenses	6.9%	17.4%	17.7%	17.1%	21.8%	(14.9)	13.2%	18.5%	(5.3)
Total expenses	25.2%	35.4%	33.1%	35.2%	38.8%	(13.6)	31.4%	35.6%	(4.2)

GAAP combined ratio [1]	93.9%	98.7%	94.0%	94.4%	98.3%	(4.4)	98.6%	96.3%	2.3

Catastrophes (CATs)
Current accident year	3.7%	2.1%	0.5%	0.8%	2.6%	1.1	4.1%	1.5%	2.6
Prior accident year	-0.1%	1.0%	2.2%	1.8%	0.2%	(0.3)	0.1%	1.3%	(1.2)
Prior accident year losses (non-CAT)	13.1%	-0.1%	1.8%	-1.5%	-0.7%	13.8	5.2%	-0.1%	5.3
Long-term incentive compensation (LTIP) expense	0.1%	1.1%	2.1%	2.3%	3.6%	(3.5)	1.8%	2.3%	(0.5)

Combined ratio before catastrophes	90.3%	95.6%	91.3%	91.8%	95.5%	(5.2)	94.4%	93.5%	0.9

Combined ratio before catastrophes and prior year development	77.2%	95.7%	89.5%	93.3%	96.2%	(19.0)	89.2%	93.6%	(4.4)

Combined ratio before catastrophes, prior year development and LTIP expense	77.1%	94.6%	87.4%	91.0%	92.6%	(15.5)	87.4%	91.3%	(3.9)

[1]             The fourth quarter and full year 2005 GAAP combined ratios include a 10.8 point and 2.7 point favorable impact, respectively, resulting from the settlement of the retiree medical program.

PIO-2

OneBeacon Insurance Group, Ltd.
Primary Insurance Operations Underwriting Results - by Unit [1]
For the Twelve Months Ended December 31, 2006
($ in millions)

	Specialty	Commercial	Personal	Primary Insurance
	Lines	Lines	Lines	Operations [2]
Net written premiums	$437.6	$718.3	$800.6	$1,957.6
Earned premiums	432.3	689.3	822.3	1,944.0

Loss and LAE
Current year	258.9	370.0	515.7	1,157.4
Prior year	(22.3)	15.9	6.4	22.9
Total loss and LAE	236.6	385.9	522.1	1,180.3

Policy acquisition expenses	75.2	124.5	133.6	332.3
Other underwriting expenses	73.1	144.6	132.8	360.1
Total expenses	148.3	269.1	266.4	692.4

Underwriting income / (loss)	$47.4	$34.3	$33.8	$71.3
GAAP ratios
Loss and LAE
Current year	59.9%	53.7%	62.7%	59.5%
Prior year	-5.2%	2.3%	0.8%	1.2%
Total loss and LAE	54.7%	56.0%	63.5%	60.7%

Policy acquisition expenses	17.4%	18.0%	16.2%	17.1%
Other underwriting expenses	16.9%	21.0%	16.2%	18.5%
Total expenses	34.3%	39.0%	32.4%	35.6%
GAAP combined ratio	89.0%	95.0%	95.9%	96.3%

Catastrophes (CATs)
Current accident year	3.9%	0.7%	0.9%	1.5%
Prior accident year	-0.2%	3.8%	0.1%	1.3%
Prior accident year losses (non-CAT)	-5.0%	-1.5%	0.7%	-0.1%
Long-term incentive compensation (LTIP) expense	4.7%	1.5%	0.9%	2.3%

Combined ratio before catastrophes	85.3%	90.5%	94.9%	93.5%

Combined ratio before catastrophes and prior year development	90.3%	92.0%	94.2%	93.6%

Combined ratio before catastrophes, prior year development and LTIP expense	85.6%	90.5%	93.3%	91.3%

[1]             During the fourth quarter of 2006, to better align with OneBeacon’s business and product management structure, OneBeacon repositioned the reporting of AutoOne Insurance to personal lines and OneBeacon Specialty Property to commercial lines. Both AutoOne Insurance and OneBeacon Specialty Property were formerly reported in specialty lines.

[2]             Primary Insurance Operations includes results from run-off.

PIO-3

OneBeacon Insurance Group, Ltd.
Primary Insurance Operations Underwriting Results - by Unit [1]
For the Three Months Ended December 31, 2006
($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [2]
Net written premiums	$87.5	$169.5	$174.3	$431.6
Earned premiums	111.3	177.7	197.6	485.9

Loss and LAE
Current year	66.7	94.8	126.1	291.7
Prior year	(7.9)	(5.3)	2.9	(2.7)
Total loss and LAE	58.8	89.5	129.0	289.0

Policy acquisition expenses	18.8	33.0	30.7	82.5
Other underwriting expenses	25.2	43.0	38.7	106.2
Total expenses	44.0	76.0	69.4	188.7
Underwriting income / (loss)	$8.5	$12.2	$(0.8)	$8.2

GAAP ratios
Loss and LAE
Current year	59.9%	53.4%	63.8%	60.0%
Prior year	-7.1%	-3.0%	1.5%	-0.5%
Total loss and LAE	52.8%	50.4%	65.3%	59.5%

Policy acquisition expenses	16.9%	18.6%	15.5%	17.0%
Other underwriting expenses	22.6%	24.2%	19.6%	21.8%
Total expenses	39.5%	42.8%	35.1%	38.8%
GAAP combined ratio	92.3%	93.2%	100.4%	98.3%

Catastrophes (CATs)
Current accident year	9.6%	-0.1%	1.1%	2.6%
Prior accident year	0.7%	0.0%	0.0%	0.2%
Prior accident year losses (non-CAT)	-7.8%	-3.0%	1.5%	-0.7%
Long-term incentive compensation (LTIP) expense	8.9%	1.8%	1.1%	3.6%

Combined ratio before catastrophes	82.0%	93.3%	99.3%	95.5%

Combined ratio before catastrophes and prior year development	89.8%	96.3%	97.8%	96.2%

Combined ratio before catastrophes, prior year development and LTIP expense	80.9%	94.5%	96.7%	92.6%

[1]             During the fourth quarter of 2006, to better align with OneBeacon’s business and product management structure, OneBeacon repositioned the reporting of AutoOne Insurance to personal lines and OneBeacon Specialty Property to commercial lines. Both AutoOne Insurance and OneBeacon Specialty Property were formerly reported in specialty lines.

[2]             Primary Insurance Operations includes results from run-off.

PIO-4

OneBeacon Insurance Group, Ltd.
Specialty Lines - Underwriting Results [1]
($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Net written premiums	$98.9	$102.0	$105.6	$142.5	$87.5	-12%	$416.3	$437.6	5%
Earned premiums	105.5	102.0	108.0	111.0	111.3	5%	391.7	432.3	10%

Loss and LAE
Current year	58.4	61.1	61.9	69.1	66.7	14%	233.9	258.9	11%
Prior year	(9.8)	(6.6)	1.1	(8.9)	(7.9)	19%	(17.9)	(22.3)	-25%
Total loss and LAE	48.6	54.5	63.0	60.2	58.8	21%	216.0	236.6	10%

Policy acquisition expenses	17.7	17.9	19.0	19.5	18.8	6%	67.6	75.2	11%
Other underwriting expenses	7.5	14.6	14.4	18.9	25.2	236%	49.2	73.1	49%
Total expenses	25.2	32.5	33.4	38.4	44.0	75%	116.8	148.3	27%

Underwriting income	$31.7	$15.0	$11.6	$12.4	$8.5	-73%	$58.9	$47.4	-20%
GAAP ratios						Point Change			Point Change
Loss and LAE
Current year	55.4%	59.9%	57.3%	62.3%	59.9%	(4.6)	59.7%	59.9%	(0.2)
Prior year	-9.3%	-6.5%	1.0%	-8.0%	-7.1%	(2.2)	-4.6%	-5.2%	0.6
Total loss and LAE	46.1%	53.4%	58.3%	54.2%	52.8%	(6.8)	55.1%	54.7%	0.4

Policy acquisition expenses	16.8%	17.6%	17.6%	17.6%	16.9%	(0.1)	17.3%	17.4%	(0.1)
Other underwriting expenses	7.1%	14.3%	13.3%	17.0%	22.6%	(15.5)	12.5%	16.9%	(4.4)
Total expenses	23.9%	31.9%	30.9%	34.6%	39.5%	(15.6)	29.8%	34.3%	(4.5)
GAAP combined ratio [2]	70.0%	85.3%	89.2%	88.8%	92.3%	(22.4)	84.9%	89.0%	(4.1)

Catastrophes (CATs)
Current accident year	2.3%	3.1%	1.8%	0.8%	9.6%	(7.3)	3.2%	3.9%	(0.7)
Prior accident year	0.1%	-0.4%	-0.6%	-0.6%	0.7%	(0.6)	0.1%	-0.2%	0.3
Prior accident year losses (non-CAT)	-9.4%	-6.1%	1.6%	-7.4%	-7.8%	(1.6)	-4.7%	-5.0%	0.3
Long-term incentive compensation (LTIP) expense	3.4%	2.0%	2.4%	5.2%	8.9%	(5.5)	3.9%	4.7%	(0.8)

Combined ratio before catastrophes	67.6%	82.6%	88.0%	88.6%	82.0%	(14.5)	81.6%	85.3%	(3.7)

Combined ratio before catastrophes and prior year development	77.0%	88.7%	86.4%	96.0%	89.8%	(12.8)	86.3%	90.3%	(4.0)

Combined ratio before catastrophes, prior year development and LTIP expense	73.6%	86.7%	84.0%	90.8%	80.9%	(7.3)	82.4%	85.6%	(3.2)

[1]             During the fourth quarter of 2006, to better align with OneBeacon’s business and product management structure, OneBeacon repositioned the reporting of AutoOne Insurance to personal lines and OneBeacon Specialty Property to commercial lines. Both AutoOne Insurance and OneBeacon Specialty Property were formerly reported in specialty lines.

[2]             The fourth quarter and full year 2005 GAAP combined ratios include a 9.4 point and 2.5 point favorable impact, respectively, resulting from the settlement of the retiree medical program.

PIO-5

OneBeacon Insurance Group, Ltd.
Specialty Lines - Premiums
($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo		Dec 31,
Net written premiums	2005	2006	2006	2006	2006	% Change	2005	2006	% Change

OBPP	$41.6	$51.8	$35.5	$46.0	$46.0	11%	$149.5	$179.3	20%
IMU	29.3	27.6	46.2	35.8	30.3	3%	133.6	139.9	5%
Other specialty lines	28.0	22.6	23.9	60.7	11.2	-60%	133.2	118.4	-11%
Total	$98.9	$102.0	$105.6	$142.5	$87.5	-12%	$416.3	$437.6	5%

Total excluding Agri [1]	$77.8	$80.9	$83.2	$121.3	$87.5	12%	$332.3	$372.9	12%
Earned premiums

OBPP	$36.5	$37.3	$41.1	$43.5	$43.1	18%	$125.5	$165.0	31%
IMU	35.0	32.4	33.5	35.5	35.6	2%	134.9	137.0	2%
Other specialty lines	34.0	32.3	33.4	32.0	32.6	-4%	131.3	130.3	-1%
Total	$105.5	$102.0	$108.0	$111.0	$111.3	5%	$391.7	$432.3	10%

Total excluding Agri [1]	$84.1	$81.3	$86.8	$89.2	$92.5	10%	$308.3	$349.8	13%

[1]             On September 29, 2006, the renewal rights to the Agri business were sold.

PIO-6

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006
Renewal rate change [1]
OBPP	1%	1%	-4%	-5%	-5%	5%	-3%
IMU	3%	2%	3%	4%	3%	3%	3%

Premium retention [2]
OBPP	68%	65%	75%	78%	80%	73%	74%
IMU	77%	77%	81%	83%	82%	77%	81%

New business ($ in millions)
OBPP	$23	$23	$21	$14	$13	$68	$72
IMU	$6	$6	$10	$9	$6	$27	$31
Other Specialty	$3	$3	$5	$5	$2	$14	$14

[1]             Renewal rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

[2]             Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

Note: Price and retention statistical premium information for Other Specialty is not meaningful.

PIO-7

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change

Net written premiums	$155.4	$166.8	$195.7	$186.3	$169.5	9%	$654.4	$718.3	10%
Earned premiums	166.0	165.3	171.0	175.3	177.7	7%	654.7	689.3	5%

Loss and LAE
Current year	70.6	97.9	87.4	89.9	94.8	34%	392.4	370.0	-6%
Prior year	(6.3)	0.2	12.1	8.9	(5.3)	16%	(6.8)	15.9	NM
Total loss and LAE	64.3	98.1	99.5	98.8	89.5	39%	385.6	385.9	0%

Policy acquisition expenses	32.9	31.3	28.1	32.0	33.0	0%	130.0	124.5	-4%
Other underwriting expenses	15.0	34.1	36.0	31.5	43.0	187%	121.3	144.6	19%
Total expenses	47.9	65.4	64.1	63.5	76.0	59%	251.3	269.1	7%

Underwriting income / (loss)	$53.8	$1.8	$7.4	$13.0	$12.2	-77%	$17.8	$34.3	93%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year	42.5%	59.2%	51.1%	51.3%	53.4%	(10.9)	59.9%	53.7%	6.3
Prior year	-3.8%	0.1%	7.1%	5.1%	-3.0%	(0.8)	-1.0%	2.3%	(3.3)
Total loss and LAE	38.7%	59.3%	58.2%	56.4%	50.4%	(11.7)	58.9%	56.0%	2.9

Policy acquisition expenses	19.8%	18.9%	16.4%	18.2%	18.6%	1.2	19.9%	18.0%	1.9
Other underwriting expenses	9.0%	20.6%	21.1%	18.0%	24.2%	(15.2)	18.5%	21.0%	(2.5)
Total expenses	28.9%	39.6%	37.5%	36.2%	42.8%	(13.9)	38.4%	39.0%	(0.6)

GAAP combined ratio [1]	67.6%	98.9%	95.7%	92.6%	93.2%	(25.6)	97.3%	95.0%	2.3

Catastrophes (CATs)
Current accident year	8.4%	2.1%	-0.1%	0.8%	-0.1%	8.5	9.8%	0.7%	9.1
Prior accident year	-0.8%	3.2%	6.5%	5.4%	0.0%	(0.8)	0.0%	3.8%	(3.8)
Prior accident year losses (non-CAT)	-3.0%	-3.1%	0.6%	-0.3%	-3.0%	(0.0)	-1.0%	-1.5%	0.5
Long-term incentive compensation (LTIP) expense	-0.9%	0.8%	1.9%	1.6%	1.8%	(2.7)	1.0%	1.5%	(0.5)

Combined ratio before catastrophes	60.0%	93.6%	89.3%	86.4%	93.3%	(33.3)	87.5%	90.5%	(3.0)

Combined ratio before catastrophes and prior year development	63.0%	96.7%	88.7%	86.7%	96.3%	(33.3)	88.5%	92.0%	(3.5)

Combined ratio before catastrophes, prior year development and LTIP expense	63.9%	95.9%	86.8%	85.1%	94.5%	(30.6)	87.5%	90.5%	(3.0)

[1]             The fourth quarter and full year 2005 GAAP combined ratios include a 11.1 point and 2.8 point favorable impact, respectively, resulting from the settlement of the retiree medical program.

PIO-8

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Net written premiums

Middle Market	$123.6	$128.3	$151.4	$149.3	$135.9	10%	$531.6	$564.8	6%
OBSP	12.2	14.5	17.2	12.3	7.1	-42%	43.6	51.2	17%
Sub-total Middle Market	135.8	142.7	168.6	161.6	143.0	5%	575.2	616.0	7%
Small Business	19.6	24.0	27.1	24.7	26.5	35%	79.2	102.3	29%
Total	$155.4	$166.8	$195.7	$186.3	$169.5	9%	$654.4	$718.3	10%

Earned premiums

Middle Market	$136.4	$133.6	$136.2	$139.7	$140.9	3%	$539.0	$550.4	2%
OBSP	10.0	11.9	13.2	13.0	12.0	20%	32.2	50.1	56%
Sub-total Middle Market	146.4	145.5	149.4	152.7	152.9	4%	571.2	600.5	5%
Small Business	19.6	19.8	21.6	22.6	24.8	27%	83.5	88.8	6%
Total	$166.0	$165.3	$171.0	$175.3	$177.7	7%	$654.7	$689.3	5%

PIO-9

OneBeacon Insurance Group, Ltd.

Commercial Lines—Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006
Renewal price change [1]
Middle Market	2%	4%	2%	2%	2%	1%	2%
OBSP	25%	39%	42%	43%	13%	11%	32%
Small Business	4%	4%	5%	7%	7%	4%	6%

Premium retention [2]
Middle Market	80%	83%	82%	84%	83%	77%	83%
OBSP	86%	84%	69%	62%	53%	79%	64%
Small Business	78%	80%	82%	87%	88%	78%	84%

New business ($ in millions)
Middle Market	$28	$26	$30	$27	$20	$115	$102
OBSP	$5	$9	$8	$10	$4	$35	$31
Small Business	$8	$9	$10	$10	$7	$26	$36

[1]             Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

[2]             Retention is calculated by dividing renewal premium by expiring premium. Renewal premium includes the impact of rate exposure changes.

PIO-10

OneBeacon Insurance Group, Ltd.

Personal Lines—Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change

Net written premiums	$205.8	$202.4	$217.4	$206.5	$174.3	-15%	$910.2	$800.6	-12%
Earned premiums	223.5	209.5	209.7	205.5	197.6	-12%	933.7	822.3	-12%

Loss and LAE
Current year	135.0	138.0	123.5	128.1	126.1	-7%	577.6	515.7	-11%
Prior year	(3.6)	3.7	5.0	(5.2)	2.9	181%	2.0	6.4	220%
Total loss and LAE	131.4	141.7	128.5	122.9	129.0	-2%	579.6	522.1	-10%

Policy acquisition expenses	39.8	37.0	28.6	37.3	30.7	-23%	165.0	133.6	-19%
Other underwriting expenses	12.7	31.0	32.4	30.8	38.7	205%	104.1	132.8	28%
Total expenses	52.5	68.0	61.0	68.1	69.4	32%	269.1	266.4	-1%

Underwriting income / (loss)	$39.6	$(0.2)	$20.2	$14.5	$(0.8)	-102%	$85.0	$33.8	-60%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year	60.4%	65.9%	58.9%	62.3%	63.8%	(3.4)	61.9%	62.7%	(0.9)
Prior year	-1.6%	1.7%	2.4%	-2.5%	1.5%	(3.1)	0.1%	0.8%	(0.7)
Total loss and LAE	58.8%	67.6%	61.3%	59.8%	65.3%	(6.5)	62.0%	63.5%	(1.5)

Policy acquisition expenses	17.8%	17.7%	13.6%	18.1%	15.5%	2.3	17.7%	16.2%	1.5
Other underwriting expenses	5.7%	14.8%	15.5%	15.0%	19.6%	(13.9)	11.1%	16.2%	(5.1)
Total expenses	23.5%	32.5%	29.1%	33.1%	35.1%	(11.6)	28.8%	32.4%	(3.6)

GAAP combined ratio [2]	82.3%	100.1%	90.4%	92.9%	100.4%	(18.1)	90.8%	95.9%	(5.2)

Catastrophes (CATs)
Current accident year	0.9%	1.6%	0.3%	0.8%	1.1%	(0.2)	0.5%	0.9%	(0.4)
Prior accident year	0.0%	0.1%	0.0%	0.2%	0.0%	—	0.0%	0.1%	(0.1)
Prior accident year losses (non-CAT)	-1.6%	1.6%	2.4%	-2.7%	1.5%	(3.1)	0.1%	0.7%	(0.6)
Long-term incentive compensation (LTIP) expense	-1.1%	0.6%	1.3%	0.7%	1.1%	(2.2)	0.9%	0.9%	—

Combined ratio before catastrophes	81.4%	98.4%	90.1%	91.9%	99.3%	(17.9)	90.3%	94.9%	(4.7)

Combined ratio before catastrophes and prior year development	83.0%	96.8%	87.7%	94.6%	97.8%	(14.8)	90.2%	94.2%	(4.0)

Combined ratio before catastrophes, prior year development and LTIP expense	84.1%	96.2%	86.4%	93.9%	96.7%	(12.6)	89.3%	93.3%	(4.0)

[1]             Includes income statement eliminations between traditional personal lines and AutoOne.

[2]             The fourth quarter and full year 2005 GAAP combined ratios include a 10.5 point and 2.5 point favorable impact, respectively, resulting from the settlement of the retiree medical program.

PIO-11

OneBeacon Insurance Group, Ltd.

Personal Lines—Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Ended Dec 31,
	2005	2006	2006	2006	2006	% Change	2005	2006	% Change
Net written premiums

Traditional personal lines excluding reciprocals	$136.8	$126.8	$147.3	$139.5	$79.1	-42%	$618.8	$492.7	-20%
Reciprocals	11.6	10.9	7.9	17.9	56.5	387%	43.5	93.2	114%
Sub-total traditional personal lines	148.4	137.7	155.2	157.4	135.6	-9%	662.3	585.9	-12%
AutoOne	64.8	69.0	62.5	50.2	40.9	-37%	248.8	222.6	-11%
Total [1]	$205.8	$202.4	$217.4	$206.5	$174.3	-15%	$910.2	$800.6	-12%

Earned premiums

Traditional personal lines excluding reciprocals	$155.3	$143.4	$142.5	$140.7	$128.1	-18%	$655.9	$554.6	-15%
Reciprocals	9.1	8.1	7.9	8.1	17.4	91%	42.3	41.5	-2%
Sub-total traditional personal lines	164.4	151.5	150.4	148.8	145.5	-11%	698.2	596.1	-15%
AutoOne	59.5	59.5	60.4	57.1	53.6	-10%	245.3	230.6	-6%
Total [1]	$223.5	$209.5	$209.7	$205.5	$197.6	-12%	$933.7	$822.3	-12%

[1]             Includes income statement elimination between traditional personal lines and AutoOne.

PIO-12

OneBeacon Insurance Group, Ltd.

Personal Lines—Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006
Renewal price change
Auto [1]	NA	NA	NA	NA	NA	1%	1%
Homeowners [2]	NA	NA	NA	NA	NA	8%	6%
AutoOne [3]	-7%	0%	-1%	-1%	1%	-7%	1%

Premium retention [4]
Auto	71%	74%	76%	78%	77%	79%	76%
Homeowners	84%	83%	86%	89%	92%	89%	87%
AutoOne	NM	NM	NM	NM	NM	NM	NM

New business ($ in millions)
Auto	$9	$10	$13	$15	$16	$36	$54
Homeowners	$3	$5	$8	$13	$10	$12	$37
AutoOne	$29	$35	$28	$18	$14	$127	$95

[1]             Renewal price change is an annual view of rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto.

[2]             Renewal price change is an annual view of rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

[3]             Weighted impact of all rate changes taken during the year relative to overall rate level at start of year.  Excludes impact of changes in fees charged for LAD services and takeout credits.

[4]             Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period. Auto retention excluded MA auto.

PIO-13

OneBeacon Insurance Group, Ltd.
Affiliate Quota Shares Results [1]
($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006

Net written premiums	$26.5	$56.7	$50.5	$78.5	$—	$107.0	$185.7

Earned premiums	24.9	26.7	46.6	58.6	—	24.5	131.9
Total revenues	24.9	26.7	46.6	58.6	—	24.5	131.9

Loss and LAE
Current year	28.7	44.1	43.2	27.6	—	61.7	114.9
Prior year	4.3	(10.1)	(0.5)	(1.0)	—	(6.9)	(11.6)
Total loss and LAE	33.0	34.0	42.7	26.6	—	54.8	103.3
Policy acquisition expenses	3.1	1.1	11.0	35.5	—	(11.2)	47.6
Total expenses	36.1	35.1	53.7	62.1	—	43.6	150.9

Pre-tax loss	$(11.2)	$(8.4)	$(7.1)	$(3.5)	$—	$(19.1)	$(19.0)

[1]             Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OS-1

OneBeacon Insurance Group, Ltd.
Other Operations Results
($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006

Net investment income [1]	$2.0	$3.0	$2.4	$0.9	$3.2	$4.3	$9.5
Net realized investment gains (losses)	(0.5)	(0.2)	(0.1)	(0.2)	(1.2)	(1.0)	(1.7)
Net other revenues (expenses)	3.0	3.2	4.0	6.0	3.8	9.4	17.0
Total revenues	4.5	6.0	6.3	6.7	5.8	12.7	24.8

General and administrative expenses	(2.8)	3.9	1.0	4.5	2.6	7.3	12.0
Accretion of fair value adjustments to loss and LAE reserves	6.5	5.7	5.8	5.8	5.7	26.0	23.0
Interest expense on debt	10.8	10.7	10.7	10.6	10.7	42.7	42.6
Interest expense—dividends and accretion on preferred stock subject to mandatory redemption	13.6	14.0	14.4	14.8	15.3	52.4	58.6
Total expenses	28.1	34.3	31.9	35.7	34.3	128.4	136.2

Pre-tax loss	$(23.6)	$(28.3)	$(25.6)	$(29.0)	$(28.5)	$(115.7)	$(111.4)

[1]             Fourth quarter and full year 2006 include net investment income related to defeasance of $2.2 million.

OS-2

OneBeacon Insurance Group, Ltd.
Consolidated - Investment Earnings Pre-Tax
($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2005	2006	2006	2006	2006	2005	2006	Change
Net investment income / (loss)
Fixed maturity investments	$46.1	$39.5	$45.9	$43.0	$37.3	$177.1	$165.5	-7%
Short-term investments	3.8	2.3	2.7	3.0	6.1	9.6	14.2	48%
Common equity securities	2.5	4.8	7.7	5.0	2.9	49.3	20.4	-59%
Other investments	(0.1)	2.8	0.6	3.4	(1.4)	15.2	5.5	-64%
Total investment income	52.3	49.4	56.9	54.4	44.9	251.2	205.6	-18%
Less investment expenses	2.8	3.2	3.9	5.2	1.5	14.4	13.8	-4%
Net investment income, pre-tax	$49.5	$46.2	$53.0	$49.2	$43.4	$236.8	$191.8	-19%
Gross investment yield, pre-tax[1]	1.1%	1.1%	1.3%	1.3%	1.0%	5.4%	4.3%	(1.1	)% pt

Net realized capital gains (losses):
Gains (losses) on sales of securities	$15.8	$17.8	$41.0	$29.6	$68.6	$162.8	$157.0	-4%
Mark to market on investment securities	14.2	10.4	6.3	7.2	(6.3)	18.4	17.6	-4%
Impairments	(54.6)	(0.2)	(5.7)	(1.4)	(3.7)	(58.0)	(11.0)	81%
Total net realized capital gains (losses)	(24.6)	28.0	41.6	35.4	58.6	123.2	163.6	33%

Unrealized gains (losses)	(18.8)	(6.0)	(29.1)	35.9	47.0	(246.3)	47.8	(119.4)%

Total investment return	$8.9	$71.4	$69.4	$125.7	$150.5	$128.1	$417.0	225.5%
Total investment return%	0.1%				3.1%	2.6%	8.8%	6.2	pt

[1]             Gross investment yield, pre-tax, is calculated by dividing total investment income by average invested assets at cost (fixed maturities at amortized cost).

I-1

OneBeacon Insurance Group, Ltd.
Consolidated - Composition of Invested Assets
($ in millions)

	Dec 31, 2005		Mar 31, 2006		Jun 30, 2006		Sep 30, 2006		Dec 31, 2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity investments	$3,690.4	77.5%	$3,388.6	73.4%	$3,271.4	73.3%	$3,166.0	69.1%	$3,844.7	73.8%
Short-term investments	207.6	4.3%	314.0	6.8%	240.5	5.4%	491.9	10.7%	352.8	6.8%
Montpelier common stock	115.7	2.4%	100.0	2.2%	105.9	2.3%	—	0.0%	—	0.0%
Common stock, excluding Montpelier	475.6	10.0%	595.1	12.9%	611.0	13.7%	672.3	14.7%	737.1	14.1%
Other investments	275.2	5.8%	221.3	4.7%	236.7	5.3%	248.5	5.5%	278.1	5.3%
Total investments, market value[1]	$4,764.5	100.0%	$4,619.0	100.0%	$4,465.5	100.0%	$4,578.7	100.0%	$5,212.7	100.0%

U.S. government obligations	$692.8	18.8%	$727.8	21.5%	$784.2	24.0%	$798.2	25.2%	$1,132.9	29.5%
Debt securities issued by industrial corporations	1,711.4	46.4%	1,608.6	47.5%	1,681.8	51.4%	1,509.1	47.7%	1,440.1	37.5%
Municipal obligations	17.7	0.5%	17.6	0.5%	17.5	0.5%	9.3	0.3%	8.7	0.2%
Asset-backed securities	1,077.5	29.2%	872.1	25.7%	579.9	17.7%	737.1	23.3%	1,097.3	28.5%
Foreign government obligations	128.6	3.5%	100.2	3.0%	144.4	4.4%	47.2	1.5%	30.3	0.8%
Preferred stocks	62.4	1.7%	62.3	1.8%	63.6	1.9%	65.1	2.1%	135.4	3.5%
Total fixed maturity investments, market value[1]	$3,690.4	100.0%	$3,388.6	100.0%	$3,271.4	100.0%	$3,166.0	100.0%	$3,844.7	100.0%

Government bonds	$818.9	22.4%	$828.7	24.6%	$868.5	26.8%	$945.5	30.3%	$1,182.5	31.1%
AAA/Aaa	1,024.6	28.0%	756.5	22.5%	638.6	19.7%	548.5	17.6%	997.0	26.2%
AA/Aa	188.5	5.2%	83.5	2.5%	119.3	3.7%	109.6	3.5%	110.2	2.9%
A/A	612.7	16.7%	622.4	18.5%	725.7	22.4%	604.8	19.4%	567.4	14.9%
BBB/BBa	837.4	22.9%	780.0	23.1%	775.4	23.9%	757.4	24.2%	713.2	18.7%
Other/not rated	176.0	4.8%	296.9	8.8%	117.8	3.5%	158.5	5.0%	236.0	6.2%
Total fixed maturities, amortized cost	$3,658.1	100.0%	$3,368.0	100.0%	$3,245.3	100.0%	$3,124.3	100.0%	$3,806.3	100.0%

[1]             December 31, 2006 includes $338.8 million of fixed maturity and short-term investments at cost which were funded to economically defease the Company’s mandatorily redeemable preferred stock.

I-2